FIRST OMAHA FAMILY OF FUNDS
FIRST NATIONAL BANK OF OMAHA-ADVISER

SEMI-ANNUAL REPORT
September 30, 1995


NOTICE TO INVESTORS

Shares of First Omaha Funds:

    - are not deposits or obligations of, or guaranteed or endorsed by, the Adviser, First National Bank of Omaha, First National of Nebraska or any of its affiliates;

    - are not insured by the Federal Deposit Insurance Corporation nor are they insured or guaranteed by the U.S. government or any of its agencies;

    - are subject to investment risks, including the possible loss of principal amount invested; and

    - there can be no assurance that the money market fund will be able to maintain a stable net asset value of $1.00 per share.

    First National Bank of Omaha serves as investment adviser, custodian and transfer agent and receives fees for such services as disclosed in the prospectus.

    The First Omaha Funds are distributed by Sunstone Financial
    Group, Inc.

October 1995

DEAR SHAREHOLDER:

We are pleased to provide you with the First Omaha Family of Funds' Semi-Annual Report for the period ended September 30, 1995. In it, you will be given helpful information regarding your investment, its performance and its management. Also, our portfolio managers have given their observations on the stock and bond markets. Please read this Semi-Annual Report carefully and retain it with your Prospectus.

Once again, thank you for your investment in the First Omaha Family of Funds.

THE STOCK MARKET OUTLOOK

At the beginning of the year, The Wall Street Journal's annual consensus forecast predicted a soft landing for the economy. GDP growth was expected to slow to 2.9% for the first half of 1995 and 2.2% for the second half. The CPI was expected to increase to a range of 3.2% to 3.4% from the low level of 2.7% in 1994. In fact, it appears that a soft landing has been achieved. GDP growth, however, has been lower than anticipated - 2.7% for the first quarter and 1.3% for the second quarter. Likewise, the CPI has been reported well below expectations at a 2.8% annual rate. Because of the slower than anticipated economic growth and the lower than expected inflation, interest rates declined sharply through the first nine months of 1995. The Wall Street Journal's annual consensus forecast expected the yield curve to flatten in 1995 due to a rise in short-term rates and a decline in long-term rates. The yield curve did flatten significantly during the first nine months of 1995. However, rates declined slightly for the three-month Treasury bill (30 basis points) and sharply for the 30-year Treasury bond (140 basis points).

The stock market, year-to-date, has advanced broadly, triggered primarily by lower interest rates and strong corporate earnings reports. While earnings continued to increase in 1995, earnings advances have not kept pace with the price appreciation in the market. As a result, the price/earnings ratio (based on trailing 12 month earnings) of the S&P Industrials has begun to rise again. This ratio peaked in 1991 and has declined sharply since then.


S&P INDUSTRIALS PRICE/EARNINGS RATIO
LINE CHART OF S&P INDUSTRIALS PRICE/EARNINGS RATIO FROM 1955 - 1995 (3RD QUARTER) ALSO SHOWING SHADED RECESSIONARY PERIODS AND 20 YEAR AVERAGE FROM 1975-1995. Sources: Standard & Poor's Corporation; Crandall, Pierce & Company


Corporate earnings have continued to increase thus far in 1995 due to strong revenue growth and solid margins. Revenue growth for the S&P 500 has been well above average (+11-12%) in the first half of 1995 due to strong commodity prices, a weak dollar, and the significant sales growth in technology products. The sharpest increases in sales and earnings occurred in the technology, commodity and oil sectors. Earnings from these sectors accounted for an estimated 70% of the earnings growth of the S&P 500 for the first half of 1995 and are expected to account for an estimated 50% of the full year 1995 increase. Profit margins for nonfinancial corporations have reached their highest level since the late 1970s.

The earnings outlook for 1996 is less optimistic than for 1995. Many economists are forecasting down earnings for the S&P Industrials in 1996 following very strong increases over the last several years. At the very least, most economists believe that earnings growth will slow in 1996. Capacity utilization is declining which has historically had a negative impact on profit margins. It appears that unless capacity utilization increases above current levels, profit margins are likely to peak this year or next. Several companies have reported that they expect the 1995 third and fourth quarter earnings reports to be below estimates. In most cases, the stock market's reaction to such news has been unfavorable - for example, Nucor, Colgate-Palmolive, Crown Cork & Seal, General Signal and Caterpillar. At current valuation levels, it appears that the stock market has some downside risk in the event that earnings reports are disappointing.

THE BOND MARKET OUTLOOK

As we ended the third quarter, the most recent economic data continues to indicate a moderate pace for economic growth. The continuation of low inflationary pressures and moderate growth prospects bode well for the bond market. At the last two Federal Open Market Committee meetings, the Fed has kept short-term interest rates unchanged, although it is watching fiscal policy very closely. As we approach the end of 1995, we feel that the fixed income market's attention will turn more toward fiscal policy than monetary policy.

The yield curve remains flat with only 110 basis points separating three-month Treasury bills from the 30-year Treasury bonds. The flatness of the yield curve represents lower inflation and fiscal restraint, along with sluggish domestic and foreign growth, a stronger dollar versus some foreign currencies, and additional purchases of bonds by consumers and foreign buyers. Given this environment, the yield curve should continue to remain flat throughout the rest of 1995.

Sincerely,

FIRST NATIONAL BANK OF OMAHA
INVESTMENT ADVISER


FIRST OMAHA EQUITY FUND

We made significant additions to the positions in Texaco and Unocal during the past six months. We also added significantly to the position in Kellwood that was initially established in the fourth quarter of 1994. In addition, a new position in Sonoco Products was added to the portfolio during the last six-month period. Sonoco is a leading producer of tubes, cores, cones, uncoated cylinder paperboard, fiber drums, fiber partitions and an extensive variety of other packaging items. Its major markets are the paper, textile and packaging industries. Approximately 60% of sales are to industrial markets with about 40% of sales coming from the faster-growing consumer markets. Sonoco has stated a goal of reaching a mix of 50% consumer and 50% industrial products and is likely to make acquisitions to accomplish this goal. Sonoco derives about 20% of sales from international markets where growth potential is significant. The company is very strong financially and earns above average returns on equity over an economic cycle. The stock is attractively valued at 14 times 1996 earnings estimates and yields 2.1%.

The First Omaha Equity Fund's total return for the six months and 12 months ended September 30, 1995<F1> are shown below, along with comparable information for the benchmark index:

                                                                     SINCE
                                    SIX MONTHS      12 MONTHS      INCEPTION
                                  ENDED 9/30/95   ENDED 9/30/95   (12/13/92)
                                  --------------  -------------   ----------
First Omaha Equity Fund               12.36%         22.27%         13.73%
S&P 500 Stock Index                   18.26%         29.76%         14.40%

<F1>Performance data through April 9, 1995 relates to a predecessor, the assets of which were acquired by the Fund on that date. See graph on next page for further information regarding performance.

Three positions were eliminated from the portfolio during the past six-month period - Hewlett-Packard, Royal Dutch Petroleum and Consolidated Papers. Hewlett-Packard is a major manufacturer of computer equipment and peripherals; Royal Dutch Petroleum is the world's largest international oil company; and Consolidated Papers is a leading producer of enamel papers. All three companies remain strong fundamentally. The stock price of each, however, increased to a level that we believed was fully or overvalued.

The portfolio was 84% invested in stocks on September 30, 1995, unchanged from December 31, 1994. The portfolio is well-diversified across the major sectors of the economy.


Values for Pie Charts:

Equity Fund as a Whole:
Stocks 84%
Cash 16%

Equity Fund Stock Sector Break-out
Consumer Staples 32%
Capital Goods/Technology 21%
Financial 13%
Energy 12%
Consumer Cyclicals 11%
Utilities 7%
Basic Industries 4%

The First Omaha Equity Fund has adopted a conservative equity orientation by investing primarily in higher quality equities (i.e., large capitalization companies with a record of good earnings and/or dividend growth) that we believe to be fundamentally stronger than the market with lower weighted average valuation measures. The charts below present relevant fundamental and valuation measures.


 PORTFOLIO FUNDAMENTAL PROFILE:       PORTFOLIO VALUATION PROFILE:

                  WEIGHTED                               WEIGHTED
                  AVERAGE    S&P 400                     AVERAGE    S&P 400
                  --------   -------                     --------   -------
Payout Ratio<F2>    47%        35%     Price/Earnings<F2>    14x      16x
Debt/Capital<F2>    31%        44%     Price/Book Value<F2>  2.9x     3.0x
ROE                 22%        20%     Yield                 3.0%     2.1%
<F2> Based on 1996 estimates.          <F2>Based on 1996 estimates.

The portfolio held 32 positions at September 30, 1995. The five largest holdings in the portfolio represent approximately 20% of the market value of the portfolio and include Eli Lilly, Honeywell, Rite Aid Corp., Kellwood and Tambrands. The weighted average market capitalization of the stocks in the portfolio was $15.8 billion and the median market capitalization was $6.0 billion.


Chart of Return on a $10,000 Investment<F3>

                       Inception(12/13/92) Sept.1993  Sept.1994  Sept.1995
                       ------------------- ---------  ---------  ---------
First Omaha Equity Fund      $10,000        $10,681    $11,724    $14,335
S&P 500 Stock Index          $10,000        $10,834    $11,232    $14,575


This chart assumes an initial investment of $10,000 made on 12/13/92. Returns shown here and on the previous page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance and will fluctuate. In the absence of fee waivers, total return would be reduced. Past performance is no guarantee of future results. The investment return and principal value of an investment in the First Omaha Equity Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Stock Index is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F3>Performance data through April 9, 1995 relates to a predecessor, the assets of which were acquired by the Fund on that date.


FIRST OMAHA FIXED INCOME FUND

The First Omaha Fixed Income Fund's total return for the six months and 12 months ended September 30, 1995<F4> are shown below, along with comparable information for the benchmark index:

                                                                     SINCE
                                    SIX MONTHS      12 MONTHS      INCEPTION
                                  ENDED 9/30/95   ENDED 9/30/95   (12/13/92)
                                  -------------   -------------   ----------

First Omaha Fixed Income Fund          8.73%         15.06%          7.36%
Lehman Bros. Gov't./Corp. Bond Index   8.52%         14.35%          7.79%

<F4>Performance data through April 9, 1995 relates to a predecessor, the assets of which were acquired by the Fund on that date. See graph on next page for further information regarding performance.

The First Omaha Fixed Income Fund outperformed the Lehman Brothers Government/Corporate Bond Index for the 12 month period ending September 30, 1995. The Fund's longer duration compared to the Index contributed to the outperformance, aided by the declining interest rate environment we have experienced so far this year. Since the beginning of the year, we have extended the Fund's average maturity to 9.0 years from 7.6 years. The combination of extending the average maturity, along with 10- and 30-year Treasuries declining back to early 1994 levels, has resulted in the Fund's double-digit returns so far this year.

The Fund is currently conservatively positioned with a diversified portfolio of government and corporate securities, allocated at 30% and 70%, respectively. Within the corporate portion of the portfolio, the majority of the securities are high-grade industrial and utility bonds. Credit quality remains a primary investment consideration as we try to achieve better-than-benchmark returns while exposing invested capital to less interest rate and credit risk. Consequently, the portfolio had an average maturity of nine years and a weighted average credit rating of AA/Aa as of September 30, 1995. It is expected that the Fund will continue to execute a laddered maturity strategy, focusing on those sectors and maturities that appear to offer the best value.

Chart of Return on a $10,000 Investment<F5>

                    Inception(12/13/92)  Sept.1993 Sept.1994   Sept.1995
                    -------------------  --------- ---------   ---------
First Omaha
   Fixed Income Fund      $10,000        $11,248    $10,603     $12,201
Lehman Bros. Gov't./
   Corp. Bond Index       $10,000        $11,255    $10,789     $12,337

This chart assumes an initial investment of $10,000 made on 12/13/92. Returns shown here and on the previous page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance and will fluctuate. In the absence of fee waivers, total return would be reduced. Past performance is no guarantee of future results. The investment return and principal value of an investment in the First Omaha Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental, or international agencies).

<F5>Performance data through April 9, 1995 relates to a predecessor, the assets of which were acquired by the Fund on that date.


FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND

The First Omaha Short/Intermediate Fixed Income Fund's total return results for the six months and 12 months ended September 30, 1995<F6> are shown below, along with comparable information for the benchmark index:
                                                              SINCE
                                SIX MONTHS    12 MONTHS     INCEPTION
                              ENDED 9/30/95 ENDED 9/30/95   (12/13/92)
                              ------------- -------------   ----------
First Omaha Short/Intermediate
   Fixed Income Fund              5.49%         9.44%         5.29%
Lehman Bros. Mutual Fund
   Short (1-5) U.S. Gov't. Index  5.49%         9.35%         5.73%

<F6>Performance data through April 9, 1995 relates to a predecessor, the assets of which were acquired by the Fund on that date. See graph on next page for further information regarding performance.

The First Omaha Short/Intermediate Fixed Income Fund outperformed the benchmark index over the last 12 months. The longer duration of the Fund versus the Index led to the Fund's outperformance. As with the Fixed Income Fund, we extended the portfolio's average maturity to 3.5 years from 3.0 years a year ago.

The Fund is currently positioned with a diversified portfolio of government and corporate securities, allocated at 20% and 80%, respectively. Within the corporate portion of the portfolio, the majority of the securities are high-grade industrial and utility bonds. Credit quality remains a primary investment consideration as we try to achieve better-than-benchmark returns while exposing invested capital to less interest rate and credit risk. Consequently, the portfolio has an average maturity of 3.5 years and maintains a weighted average credit quality rating of AA/Aa. It is expected that the Fund will continue to execute a laddered maturity strategy, focusing on those sectors and maturities that appear to offer the best value.

Chart of Return on a $10,000 Investment<F7>

                             Inception(12/13/92) Sept.1993 Sept.1994 Sept.1995
                             ------------------  --------- --------- ---------
First Omaha Short/Intermediate
  Fixed Income Fund                $10,000        $10,698   $10,555   $11,552
Lehman Bros. Mutual Fund
  Short (1-5) U.S. Gov't. Index    $10,000        $10,710   $10,690   $11,688

This chart assumes an initial investment of $10,000 made on 12/13/92. Returns shown here and on the previous page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance and will fluctuate. In the absence of fee waivers, total return would be reduced. Past performance is no guarantee of future results. The investment return and principal value of an investment in the First Omaha Short/Intermediate Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index is an index made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to five years.

<F7>Performance data through April 9, 1995 relates to a predecessor, the assets of which were acquired by the Fund on that date.


STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1995 Unaudited

                                                   U.S. GOVERNMENT  SHORT/INTERMEDIATE
                                                     OBLIGATIONS       FIXED INCOME      FIXED INCOME          EQUITY
                                                        FUND               FUND              FUND               FUND
                                                   ---------------     ------------      ------------      --------------
ASSETS:
  Investments, at value
    (cost $59,243,230, $22,350,583,
    $73,861,614, and $170,344,301,
    respectively)                                     $59,243,230       $22,277,651      $74,738,681        $197,616,402
  Repurchase agreements, at value
    (cost $23,234,770, $0, $0, and $0,
    respectively)                                      23,234,770             -                -                   -
  Interest and dividends receivable                         7,885           382,990        1,157,665             293,564
  Organizational expenses, net of
    accumulated amortization                               31,459            31,459           31,459              31,459
  Other assets                                             49,138            14,438           40,371              97,921
                                                      -----------       -----------      -----------        ------------

  Total Assets                                         82,566,482        22,706,538       75,968,176         198,039,346
                                                      -----------       -----------      -----------         -----------

LIABILITIES:
  Dividend payable                                        362,008              -                 -                  -
  Accrued expenses and other liabilities                   72,478            23,974           58,128             119,063
  Accrued investment advisory fee                          18,398             1,662            6,775              24,302
                                                          -------            ------           ------             -------

  Total Liabilities                                       452,884            25,636           64,903             143,365
                                                          -------            ------           ------             -------

NET ASSETS                                            $82,113,598       $22,680,902      $75,903,273        $197,895,981
                                                      ===========       ===========      ===========        ============

NET ASSETS CONSIST OF:
  Capital stock                                               821                23               75                 157
  Paid-in-capital in excess of par                     82,115,633        22,962,142       75,294,578         163,781,297
  Undistributed net investment income                      13,094            25,662           83,928             140,871
  Undistributed net realized gain (loss)
    on investments                                       (15,950)         (233,993)        (352,375)           6,701,555
  Net unrealized appreciation (depreciation)
    on investments                                         -               (72,932)          877,067          27,272,101
                                                      -----------       -----------      -----------        ------------

  Net Assets                                          $82,113,598       $22,680,902      $75,903,273        $197,895,981
                                                      ===========       ===========      ===========        ============

CAPITAL STOCK, $0.00001 par value
  Authorized                                          300,000,000        50,000,000       50,000,000          50,000,000
  Issued and outstanding                               82,116,454         2,294,340        7,514,150          15,716,402

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)                             $1.00             $9.89           $10.10              $12.59
                                                            =====             =====           ======              ======

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
U.S. GOVERNMENT OBLIGATIONS FUND
September 30, 1995 Unaudited

PRINCIPAL
AMOUNT                                       VALUE
-------                                      -----

U.S. TREASURY BILLS 72.15%

$ 5,000,000  10/19/95                  $ 4,985,881
  5,000,000  10/26/95                    4,981,218
  5,000,000  11/9/95                     4,969,459
 10,000,000  11/16/95                    9,927,705
  5,000,000  11/30/95                    4,955,670
  5,000,000  12/28/95                    4,935,225
 10,000,000  1/18/96                     9,837,563
  5,000,000  2/15/96                     4,895,921
  5,000,000  2/29/96                     4,887,592
  5,000,000  3/28/96                     4,866,996
                                         ---------

  Total U.S. Treasury Bills
  (cost $59,243,230)                    59,243,230
                                        ----------

REPURCHASE AGREEMENTS 28.30%

  8,234,770  G.X. Clarke & Co.,
             6.125%, dated 9/29/95,
             repurchase price $8,238,973,
             maturing 10/2/95
             (collateralized by U.S.
             Treasury Bills, 11/24/95)   8,234,770
 15,000,000  HSBC Securities, Inc.,
             6.10%, dated 9/29/95,
             repurchase price $15,007,625,
             maturing 10/2/95
             (collateralized by U.S.
             Treasury Notes, 5.125%,
             3/31/96)                   15,000,000
                                        ----------

  Total Repurchase Agreements
  (cost $23,234,770)                    23,234,770
                                        ----------

  Total Investments 100.45%
  (cost $82,478,000)                   $82,478,000

  Liabilities,
  less Other Assets (0.45)%              (364,402)
                                       -----------

  NET ASSETS 100.00%                   $82,113,598
                                       ===========


See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
SHORT/INTERMEDIATE FIXED INCOME FUND
September 30, 1995 Unaudited

PRINCIPAL
AMOUNT                                       VALUE
--------                                     -----

CORPORATE BONDS 78.56%

CHEMICALS 2.22%
  $ 500,000  Dow Capital BV,
             8.25%, 2/15/96             $  503,125
                                        ----------

CONSUMER GOODS & SERVICES 2.72%
    605,000  World Book Finance, Inc.,
             8.125%, 9/1/96                617,439
                                        ----------

ELECTRICAL EQUIPMENT 3.45%
    775,000  General Electric Co.,
             7.875%, 5/1/96                782,750
                                        ----------

FINANCIAL SERVICES 10.01%
    750,000  General Electric Capital Corp.,
             6.875%, 4/15/00               759,375
    750,000  General Motors Acceptance Corp.,
             7.50%, 10/15/95               750,413
    750,000  John Deere Capital Corp.,
             7.20%, 5/15/97                761,250
                                           -------
                                         2,271,038
                                        ----------

FOOD PRODUCTS 4.47%
  1,000,000  Anheuser-Busch Cos., Inc.,
             6.90%, 10/1/02              1,013,750
                                        ----------

PHARMACEUTICALS 9.09%
  1,000,000  Eli Lilly & Co.,
             8.125%, 12/1/01             1,088,750
  1,000,000  Upjohn Co.,
             5.875%, 4/15/00               972,500
                                         ---------
                                         2,061,250
                                         ---------
RETAIL STORES 4.39%
  1,000,000  Wal-Mart Stores, Inc.,
             6.50%, 6/1/03                 995,000
                                           -------

UTILITIES - ELECTRIC SERVICES 16.25%
  1,000,000  Alabama Power Co.,
             5.50%, 2/1/98                 986,250

UTILITIES - ELECTRIC SERVICES 16.25% (CONT'D.)
$1,000,000   Florida Power & Light Co.,
             5.50%, 7/1/99              $  976,250
    750,000  Gulf Power Co.,
             5.875%, 8/1/97                746,250
  1,000,000  Monongahela Power Co.,
             5.625%, 4/1/00                977,500
                                        ----------
                                         3,686,250
                                        ----------

UTILITIES - ELECTRIC & OTHER SERVICES
  COMBINED 13.97%
    500,000  Central Illinois Light Co.,
             5.125%, 2/1/96                499,375
    750,000  Northern States Power Co.,
             5.875%, 10/1/97               746,250
  1,000,000  Northern States Power Co.,
             5.75%, 10/1/03                951,250
  1,000,000  Wisconsin Electric Power Co.,
             5.125%, 9/15/98               972,500
                                         ---------
                                         3,169,375
                                         ---------

UTILITIES - NATURAL GAS 3.29%
    750,000  Northern Illinois Gas Co.,
             6.25%, 2/1/99                 746,250
                                         ---------

UTILITIES - TELECOMMUNICATIONS 8.70%
  1,000,000  Chesapeake & Potomac
             Telephone Co. of Maryland,
             5.875%, 9/15/99               975,000
  1,000,000  GTE California, Inc.,
             6.25%, 1/15/98                997,500
                                         ---------
                                         1,972,500
                                         ---------

  Total Corporate Bonds
  (cost $17,830,308)                    17,818,727
                                        ----------




U.S. TREASURY BILLS 1.32%

$   300,000  10/19/95                   $  299,209
                                        ----------

  Total U.S. Treasury Bills
  (cost $299,209)                          299,209
                                           -------

U.S. TREASURY NOTES 4.33%

1,000,000  5.125%, 3/31/98                 982,470
                                        ----------

  Total U.S. Treasury Notes
  (cost $1,002,970)                        982,470
                                        ----------

U.S. TREASURY STRIPS 13.13%
1,037,000  5/15/97                         946,781
1,085,000  2/15/99                         890,785
1,520,000  8/15/00                       1,140,851
                                        ----------

  Total U.S. Treasury Strips
  (cost $3,019,268)                      2,978,417
                                        ----------

NUMBER
OF SHARES
---------

INVESTMENT COMPANIES 0.88%

198,828   Goldman U.S. Government
          Money Market Fund                198,828
                                        ----------

  Total Investment Companies
  (cost $198,828)                          198,828
                                        ----------

  Total Investments 98.22%
  (cost $22,350,583)                    22,277,651

  Other Assets,
  less Liabilities 1.78%                   403,251
                                       -----------

  NET ASSETS 100.00%                   $22,680,902
                                       ===========
See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
FIXED INCOME FUND
September 30, 1995 Unaudited

PRINCIPAL
AMOUNT                                       VALUE
----------                                  ------

CORPORATE BONDS 69.01%

ELECTRICAL EQUIPMENT 3.12%
 $2,500,000  General Electric Co.,
             5.50%, 11/1/01             $2,365,625
                                        ----------

FOOD PRODUCTS 3.30%
  2,500,000  Anheuser-Busch Cos., Inc.,
             7.25%, 9/15/15              2,506,250
                                        ----------

FOREST PRODUCTS 6.23%
  2,300,000  Kimberly-Clark Corp.,
             6.875%, 2/15/14             2,196,500
  2,500,000  Weyerhaeuser Co.,
             7.25%, 7/1/13               2,531,250
                                        ----------
                                         4,727,750
                                        ----------

GOVERNMENTS - FOREIGN 2.62%
  2,000,000  Ontario Hydro,
             5.80%, 3/31/98              1,985,000
                                        ----------

INDUSTRIAL GOODS & SERVICES 7.15%
  2,000,000  Air Products & Chemicals, Inc.,
             6.25%, 6/15/03              1,957,500
  1,500,000  Dow Chemical Co.,
             4.625%, 10/15/95            1,500,000
  2,000,000  Monsanto Co.,
             6.00%, 7/1/00               1,967,500
                                        -----------
                                         5,425,000
                                        ----------

OIL & GAS EXPLORATION &
  PRODUCTION 4.06%
  2,000,000  Amoco Canada Petroleum Co.
             Ltd., 6.75%, 2/15/05        2,027,500
  1,000,000  BP America, Inc.,
             8.875%, 12/1/97             1,052,500
                                        ----------
                                         3,080,000
                                        ----------

PHARMACEUTICALS 2.62%
  2,000,000  Eli Lilly & Co.,
             6.25%, 3/15/03              1,985,000
                                        ----------


RAILROADS 0.69%
 $  500,000  Southern Railway Co.,
             7.75%, 8/1/99              $  525,625
                                        ----------
RETAIL STORES 5.60%
  2,000,000  J.C. Penney Co., Inc.,
             6.00%, 5/1/06               1,890,000
  2,500,000  Wal-Mart Stores, Inc.,
             5.875%, 10/15/05            2,362,500
                                        ----------
                                         4,252,500
                                        ----------

SOAPS & CLEANING AGENTS 2.00%
  1,500,000  Colgate-Palmolive Co.,
             6.85%, 11/24/99             1,518,750
                                        ----------

UTILITIES - ELECTRIC SERVICES 3.98%
  1,000,000  Oklahoma Gas & Electric Co.,
             8.375%, 1/1/04              1,027,500
  2,000,000  Union Electric Co.,
             6.75%, 5/1/08               1,995,000
                                        ----------
                                         3,022,500
                                        ----------

UTILITIES - ELECTRIC & OTHER SERVICES
  COMBINED 10.20%
  2,500,000  Citizens Utilities Co.,
             7.60%, 6/1/06               2,678,125
  1,000,000  Consolidated Edison Co. of
             New York, Inc.,
             5.00%, 1/1/96                 997,500
  1,500,000  Iowa Southern Utilities Co.,
             7.375%, 2/1/03              1,528,125
  1,000,000  Louisville Gas & Electric Co.,
             7.50%, 7/1/02               1,022,500
  1,500,000  Pacific Gas & Electric Co.,
             6.625%, 6/1/00              1,513,125
                                        ----------
                                         7,739,375
                                        ----------

UTILITIES - NATURAL GAS 6.66%
  1,000,000  Consolidated Natural Gas Co.,
             9.375%, 2/1/97              1,043,750

UTILITIES - NATURAL GAS 6.66% (CONT'D.)
 $2,500,000  Indiana Gas Co.,
             6.625%, 12/1/97           $ 2,518,750
  1,500,000  Northern Illinois Gas Co.,
             6.25%, 2/1/99               1,492,500
                                       -----------
                                         5,055,000
                                       -----------

UTILITIES - TELECOMMUNICATIONS 10.78%
  2,000,000  AT&T Corp.,
             7.75%, 3/1/07               2,162,500
  2,500,000  Chesapeake & Potomac
             Telephone Co. of Maryland,
             5.25%, 5/1/05               2,231,250
  1,500,000  Ohio Bell Telephone Co.,
             6.75%, 7/1/08               1,470,000
  1,000,000  Southern Bell Telephone &
             Telegraph Co., 4.75%,
             9/1/00                        918,750
  1,500,000  Southern Bell Telephone &
             Telegraph Co., 6.00%,
             10/1/04                     1,404,375
                                       -----------
                                         8,186,875
                                       -----------
  Total Corporate Bonds
  (cost $51,949,955)                    52,375,250
                                       -----------

U.S. GOVERNMENT AGENCIES 4.21%

  2,000,000  Federal National Mortgage
             Association, 8.625%,
             11/10/04                    2,176,840
  1,000,000  Tennessee Valley Authority,
             6.875%, 1/15/02             1,020,000
                                       -----------

  Total U.S. Government Agencies
  (cost $2,973,401)                      3,196,840
                                       -----------

U.S. TREASURY NOTES 2.81%

  1,000,000  8.125%, 2/15/98             1,048,870
  1,000,000  8.875%, 2/15/99             1,087,680
                                       -----------

  Total U.S. Treasury Notes
  (cost $2,207,500)                      2,136,550
                                       -----------
U.S. TREASURY STRIPS 16.74%

$ 1,785,000  8/15/01                   $ 1,257,354
  2,122,000  5/15/02                     1,429,273
  4,983,000  2/15/05                     2,774,086
  6,513,000  2/15/07                     3,150,728
 12,114,000  2/15/12                     4,092,836
                                       -----------

  Total U.S. Treasury Strips
  (cost $12,512,249)                    12,704,277
                                       -----------

U.S. TREASURY BONDS 4.52%

  1,000,000  7.875%, 11/15/07            1,092,700
  1,000,000  8.75%, 11/15/08             1,152,440
  1,000,000  9.125%, 5/15/09             1,182,740
                                       -----------

  Total U.S. Treasury Bonds
  (cost $3,320,625)                      3,427,880
                                       -----------

NUMBER
OF SHARES
-----------

INVESTMENT COMPANIES 1.18%

    897,884  Goldman U.S. Government
             Money Market Fund             897,884
                                       -----------

  Total Investment Companies
  (cost $897,884)                          897,884
                                       -----------

  Total Investments 98.47%
  (cost $73,861,614)                    74,738,681

  Other Assets,
  less Liabilities 1.53%                 1,164,592
                                       -----------

  NET ASSETS 100.00%                   $75,903,273
                                      ============

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
EQUITY FUND
September 30, 1995 Unaudited

NUMBER
OF SHARES                                    VALUE
---------                                    -----

COMMON STOCKS 84.05%

COMMUNICATIONS EQUIPMENT 1.78%
     46,200  Motorola, Inc.            $ 3,528,525
                                       -----------

COMPUTERS & PERIPHERALS 3.10%
     65,100  International Business
             Machines Corp.              6,143,812
                                       -----------

COSMETICS 4.44%
     34,200  International Flavors &
             Fragrances, Inc.            1,650,150
    162,700  Tambrands, Inc.             7,138,462
                                       -----------
                                         8,788,612
                                       -----------

ELECTRICAL EQUIPMENT 7.90%
     54,500  Emerson Electric Co.        3,896,750
     57,400  General Electric Co.        3,659,250
    188,400  Honeywell, Inc.             8,077,650
                                       -----------
                                        15,633,650
                                       -----------

ENVIRONMENTAL CONTROL 0.92%
    154,600  Calgon Carbon Corp.         1,816,550
                                       -----------

FOOD PROCESSING & PACKAGING 2.88%
     86,200  CPC International, Inc.     5,689,200
                                       -----------

HEAVY MACHINERY 3.22%
    169,700  Ingersoll-Rand Co.          6,363,750
                                       -----------

INSURANCE 11.08%
    220,000  American Financial
               Group, Inc.               6,600,000
    135,100  American General Corp.      5,049,363
     58,600  Marsh & McLennan
             Cos., Inc.                  5,149,475
     78,100  SAFECO Corp.                5,125,312
                                       -----------
                                        21,924,150
                                       -----------

MEDICAL SUPPLIES 3.26%
    102,500  Becton, Dickinson & Co.     6,444,688
                                       -----------

MOTOR VEHICLE PARTS & ACCESSORIES 1.10%
     92,900  CLARCOR, Inc.               2,183,150
                                       -----------

OIL 7.44%
     66,700  Exxon Corp.               $ 4,819,075
     76,500  Texaco, Inc.                4,943,812
    174,100  Unocal Corp.                4,961,850
                                       -----------
                                        14,724,737
                                       -----------

OILFIELD EQUIPMENT & SERVICES 2.25%
     68,200  Schlumberger, Ltd.          4,450,050
                                       -----------

PACKAGING & CONTAINERS 2.17%
    154,600  Sonoco Products Co.         4,290,150
                                       -----------

PHARMACEUTICALS 4.43%
     97,600  Eli Lilly & Co.             8,771,800
                                       -----------

PHOTOGRAPHY 2.53%
     84,600  Eastman Kodak Co.           5,012,550
                                       -----------

PUBLISHING 3.46%
    175,700  R.R. Donnelley & Sons Co.   6,852,300
                                       -----------

RETAIL 3.83%
    270,500  Rite Aid Corp.              7,574,000
                                       -----------

SOAPS & CLEANING AGENTS 5.60%
     94,400  Clorox Co.                  6,737,800
     65,100  Colgate-Palmolive Co.       4,337,288
                                       -----------
                                        11,075,088
                                       -----------

TEXTILE MANUFACTURING 3.65%
    350,300  Kellwood Co.                7,224,937
                                       -----------

TOBACCO 2.97%
    260,900  Universal Corp.             5,870,250
                                       -----------

UTILITIES - ELECTRIC SERVICES 4.61%
    232,700  DPL, Inc.                   5,381,188
    107,400  Texas Utilities Co.         3,745,575
                                       -----------
                                         9,126,763
                                       -----------

UTILITIES - TELECOMMUNICATIONS 1.43%
     43,100  AT&T Corp.                  2,833,825
                                       -----------

  Total Common Stocks
  (cost $139,052,264)                  166,322,537
                                       -----------
U.S. TREASURY BILLS 12.94%

 $5,000,000  10/19/95                  $ 4,985,691
  4,000,000  12/7/95                     3,959,443
  6,000,000  1/25/96                     5,897,339
  4,000,000  2/1/96                      3,927,460
  5,000,000  2/15/96                     4,897,680
  2,000,000  3/21/96                     1,948,380
                                       -----------

  Total U.S. Treasury Bills
  (cost $25,614,165)                    25,615,993
                                       -----------

NUMBER
OF SHARES
----------

INVESTMENT COMPANIES 2.87%

  5,677,872  Goldman U.S. Government
             Money Market Fund           5,677,872
                                       -----------
  Total Investment Companies
  (cost $5,677,872)                      5,677,872
                                       -----------

  Total Investments 99.86%
  (cost $170,344,301)                  197,616,402

  Other Assets,
  less Liabilities 0.14%                   279,579
                                      ------------

  NET ASSETS 100.00%                  $197,895,981
                                      ============

See notes to financial statements.


STATEMENTS OF OPERATIONS
For the period from April 10, 1995<F8> to September 30, 1995 Unaudited


                                                  U.S. GOVERNMENT    SHORT/INTERMEDIATE
                                                    OBLIGATIONS          FIXED INCOME     FIXED INCOME           EQUITY
                                                       FUND                  FUND             FUND                FUND
                                                  ---------------       -------------     ------------        ------------
INVESTMENT INCOME:
  Interest                                           $2,393,305         $   674,730      $2,465,779         $    804,934
  Dividends (net of withholding tax of
    $0, $0, $0, and $17,556, respectively)                 -                  -              -                 2,200,307
                                                    -----------         -----------     -----------          -----------

                                                      2,393,305             674,730       2,465,779            3,005,241
                                                    -----------         -----------     -----------          -----------

EXPENSES:
  Investment advisory fees                              101,920              53,654         204,241              645,734
  Fund administration and accounting fees                81,536              21,462          68,080              172,196
  Shareholder servicing fees                             16,165              12,395          14,956               20,282
  Custody fees                                           12,230               3,219          10,212               25,829
  Federal and state registration fees                     8,544               4,472           7,571               13,515
  Reports to shareholders                                 6,026               2,437           5,805               11,710
  Amortization of organization expenses                   3,311               3,311           3,311                3,311
  Professional fees                                       2,972               5,098           5,396               10,866
  Insurance                                               2,504                 729           2,188                5,310
  Directors' fees                                         2,043                 808           2,103                5,482
  Pricing fees                                              112               1,315           2,497                  737
  Other expenses                                            366                 152           1,807                  669
                                                    -----------         -----------     -----------          -----------

  Total expenses before waiver                          237,729             109,052         328,167              915,641
  Less: Waiver of expenses                             (18,693)            (13,505)        (42,838)             (65,294)
                                                    -----------         -----------     -----------          -----------

  Net Expenses                                          219,036              95,547         285,329              850,347
                                                    -----------         -----------     -----------          -----------

NET INVESTMENT INCOME                                 2,174,269             579,183       2,180,450            2,154,894
                                                    -----------         -----------     -----------          -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                  -               (55,017)       (164,472)            6,701,555
  Change in unrealized appreciation
    (depreciation) on investments                          -                543,669       3,373,939           11,016,181
                                                    -----------         -----------     -----------          -----------

  Net Gain on Investments                                  -                488,652       3,209,467           17,717,736
                                                    -----------         -----------     -----------          -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                            $2,174,269          $1,067,835      $5,389,917          $19,872,630
                                                    ===========         ===========     ===========         ============

<F8>Commencement of operations.
See notes to financial statements.



STATEMENTS OF CHANGES IN NET ASSETS
For the period from April 10, 1995<F9> to September 30, 1995 Unaudited


                                                    U.S. GOVERNMENT SHORT/INTERMEDIATE
                                                     OBLIGATIONS       FIXED INCOME      FIXED INCOME         EQUITY
                                                        FUND               FUND              FUND              FUND
                                                   ---------------     -------------     ------------      ------------
OPERATIONS:
  Net investment income                               $  2,174,269     $    579,183      $  2,180,450       $   2,154,894
  Net realized gain (loss) on investments                   -              (55,017)         (164,472)           6,701,555
  Change in unrealized appreciation
    (depreciation) on investments                           -               543,669         3,373,939          11,016,181
                                                      ------------     ------------      ------------        ------------
  Net increase in net assets
    resulting from operations                            2,174,269        1,067,835         5,389,917          19,872,630
                                                      ------------     ------------      ------------        ------------

DIVIDENDS PAID FROM:
  Net investment income                                (2,174,269)        (558,988)       (2,101,168)         (2,021,283)
                                                      ------------     ------------      ------------        ------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                          170,322,918        1,759,212         6,261,495          20,296,294
  Shares issued upon conversion                         76,107,938       22,130,983        66,382,458         161,433,798
  Shares issued to holders in reinvestment
    of dividends                                           495,168          556,986         2,090,518           2,019,197
  Shares redeemed                                    (164,830,426)      (2,276,126)       (2,120,947)         (3,784,655)
                                                     -------------    -------------     -------------       -------------

  Net increase                                          82,095,598       22,171,055        72,613,524         179,964,634
                                                     -------------    -------------     -------------       -------------


TOTAL INCREASE IN NET ASSETS                            82,095,598       22,679,902        75,902,273         197,815,981

NET ASSETS
  Beginning of period                                       18,000            1,000             1,000              80,000
                                                            ------            -----             -----              ------

  End of period (including undistributed
    net investment income of $13,094,
    $25,662, $83,928 and
    $140,871, respectively)                            $82,113,598      $22,680,902       $75,903,273        $197,895,981
                                                       ===========      ===========       ===========        ============

<F9>Commencement of operations.

See notes to financial statements.



FINANCIAL HIGHLIGHTS
For the period from April 10, 1995<F10> to September 30, 1995 Unaudited

                                             U.S. GOVERNMENT  SHORT/INTERMEDIATE
                                               OBLIGATIONS       FIXED INCOME      FIXED INCOME     EQUITY
                                                   FUND              FUND              FUND          FUND
                                              --------------  -----------------   -------------    --------

Net Asset Value, Beginning of Period              $1.00             $9.66             $9.63        $11.39

Income From Investment Operations:
  Net investment income                            0.03              0.26              0.30          0.14
  Net realized and unrealized gains
    on investments                                  -                0.22              0.46          1.19
                                                  -----              ----              ----          ----

  Total from investment operations                 0.03              0.48              0.76          1.33

Less Distributions:
  Dividends from net investment income           (0.03)            (0.25)            (0.29)        (0.13)
                                                  -----            ------            ------        ------

  Total distributions                            (0.03)            (0.25)            (0.29)        (0.13)
                                                 ------            ------            ------        ------

Net Asset Value, End of Period                    $1.00             $9.89            $10.10        $12.59
                                                  =====             =====            ======        ======

Total return<F11>                                 2.57%             4.96%             7.99%         11.77%

Supplemental Data and Ratios:
  Net assets, end of period (000s)              $82,114           $22,681           $75,903       $197,896
  Ratio of net expenses to average
    net assets<F12><F13>                          0.54%             0.89%             0.84%          0.98%
  Ratio of net investment income to
    average net assets<F12><F13>                  5.34%             5.40%             6.40%          2.50%
  Portfolio turnover rate <F11>                     -              10.76%            10.12%         14.49%


<F10>Commencement of operations.
<F11>Not annualized.
<F12>Annualized.
<F13>Without fees waived, the ratio of net expenses to average net assets would have been 0.59% for the U.S. Government Obligations Fund, 1.02% for the Short/Intermediate Fixed Income Fund, 0.97% for the Fixed Income Fund, and 1.06% for the Equity Fund. The ratio of net investment income to average net assets would have been 5.29% for the U.S. Government Obligations Fund, 5.27% for the Short/Intermediate Fixed Income Fund, 6.27% for the Fixed Income Fund, and 2.42% for the Equity Fund.

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
September 30, 1995 Unaudited

(1)ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1995, the only series presently authorized are the U.S. Government Obligations Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund and the Equity Fund (the "Funds").

On April 9, 1995, each of the Short/Intermediate Fixed Income Fund, the Fixed Income Fund and the Equity Fund completed an exchange of all their outstanding shares as follows:

                                    PRE-EXCHANGE    POST-EXCHANGE
                                   -------------    --------------

Short/Intermediate Fixed Income Fund
  Shares Outstanding                     100              104
  NAV per share                       $10.00            $9.66

Fixed Income Fund
  Shares Outstanding                     100              104
  NAV per share                       $10.00            $9.63

Equity Fund
  Shares Outstanding                   8,000            7,024
  NAV per share                       $10.00           $11.39

On April 10, 1995, each series of the Company acquired all of the net assets of the respective series of The Sessions Group, pursuant to a plan of reorganization approved by each series of The Sessions Group's shareholders on April 5, 1995. The acquisition was accomplished by a tax-free exchange of shares on a 1 for 1 basis, as follows:


                                        SHORT/
                  U.S. GOVERNMENT    INTERMEDIATE
                    OBLIGATIONS     FIXED INCOME   FIXED INCOME    EQUITY
                       FUND             FUND           FUND         FUND
                  --------------    ------------   ------------   -------


Shares exchanged     76,107,938       2,290,324     6,894,181   14,178,204

Value of shares
   exchanged         $76,107,938      $22,130,983  $66,382,458  $161,433,798

Each series of The Sessions Group's net assets at that date was combined with those of each series of the Company. The aggregate net assets of each series immediately before and after the acquisition were as follows:

                                                          BEFORE       AFTER
                                                       ----------    ----------

The Sessions Group First Omaha U.S. Government
  Obligations Fund                                    $76,107,938       -
First Omaha Funds, Inc. - First Omaha U.S. Government
  Obligations Fund                                         18,000  $76,125,938

The Sessions Group First Omaha Short/Intermediate
  Fixed Income Fund                                    22,130,983       -
First Omaha Funds, Inc. - First Omaha Short/
  Intermediate Fixed Income Fund                            1,000   22,131,983

The Sessions Group First Omaha Fixed Income Fund       66,382,458       -
First Omaha Funds, Inc. - First Omaha Fixed
  Income Fund                                               1,000   66,383,458

The Sessions Group First Omaha Equity Fund            161,433,798       -
First Omaha Funds, Inc. - First Omaha Equity Fund          80,000  161,513,798

Each series of The Sessions Group's net assets included the following:




                   U.S. GOVERNMENT  SHORT/INTERMEDIATE
                     OBLIGATIONS       FIXED INCOME    FIXED INCOME    EQUITY
                        FUND               FUND           FUND         FUND
                   --------------    ---------------   ------------   ---------

Undistributed net
  investment income    $13,094          $5,467           $4,646        $7,260

Undistributed net
  realized (loss)      (15,950)         (178,976)        (187,903)        -

Net unrealized
  appreciation
  (depreciation)
  on investments           -            (616,601)       (2,496,872) 16,255,920


(2)SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(A)INVESTMENT VALUATION
Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the Funds' investment adviser, First National Bank of Omaha (the "Adviser"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Investments of the U.S. Government Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS
The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.


(C) ORGANIZATION COSTS
Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the Funds commence their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(D) EXPENSES
The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(E) DISTRIBUTIONS TO SHAREHOLDERS
All of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

(F) FEDERAL INCOME TAXES
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

(G) OTHER
Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

The accompanying unaudited interim financial statements include all adjustments which, in the opinion of management, are necessary to a fair presentation of the results for the period ended September 30, 1995. All such adjustments are, in the opinion of management, of a normal recurring nature.

(3) INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee at the annual rate of the following percentages on average daily net assets: 0.25% for the U.S. Government Obligations Fund, 0.50% for the Short/Intermediate Fixed Income Fund, 0.60% for the Fixed Income Fund, and 0.75% for the Equity Fund. Advisory fees of $5,365 and $17,020 were waived in the Short/Intermediate Fixed Income Fund and the Fixed Income Fund, respectively.

First National Bank of Omaha also serves as custodian for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and paid monthly at the annual rate of 0.03% of each Fund's average daily net assets. Custody fees of $3,219, $10,212 and $25,829 were waived in the Short/Intermediate Fixed Income Fund, the Fixed Income Fund and the Equity Fund, respectively.

Sunstone Financial Group, Inc. (the "Administrator" or the "Distributor") acts as Administrator and Distributor for each of the Funds. As compensation for its administrative services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average net assets, subject to a minimum fee of $300,000. Administrative fees of $18,693, $4,921, $15,606 and $39,465 were waived in the U.S. Government Obligations Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund and the Equity Fund, respectively.

The Administrator may periodically volunteer to reduce all or a portion of its administrative fee with respect to one or more Funds. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of that Fund to be higher than it would be in the absence of such reduction. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan.

(4) DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions which may include the Adviser, its correspondent and affiliated banks and the Administrator (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of the date of these financial statements, there are no 12b-1 Agreements with any Participating Organizations.

(5) ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Adviser, its correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Currently, the Board of Directors has not authorized payments under the Administrative Services Plan.

(6) CAPITAL STOCK

The Funds are authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the period from April 10, 1995 to September 30, 1995 were as follows:

                                             SHORT/
                         U.S. GOVERNMENT  INTERMEDIATE     FIXED
                           OBLIGATIONS    FIXED INCOME    INCOME      EQUITY
                               FUND           FUND         FUND        FUND
                           ------------   ------------    ------      -------
Shares sold                170,325,549        178,676      624,245   1,677,546
Shares issued in conversion 76,107,938      2,290,324    6,894,181  14,178,204
Shares issued to holders
  in reinvestment
  of dividends                 495,393         56,538      208,849     166,444
Shares redeemed          (164,830,426)      (231,302)    (213,229)   (312,816)
                         -------------     ----------   ----------  ----------
Net increase                82,098,454      2,294,236    7,514,046  15,709,378
                         =============     ==========   ==========  ==========


(7) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period from April 10, 1995 to September 30, 1995 were as follows:

                                              SHORT/
                         U.S. GOVERNMENT   INTERMEDIATE    FIXED
                           OBLIGATIONS     FIXED INCOME   INCOME      EQUITY
                               FUND            FUND        FUND        FUND
                         ---------------   ------------   ------      ------
Purchases
  U.S. Government               -              -            -           -
  Other                         -         $2,935,480  $15,200,383  $28,961,286
Sales
  U.S. Government               -              -        3,309,466        -
  Other                         -          2,292,820    3,577,690   22,000,263


At September 30, 1995, gross unrealized appreciation and depreciation of investments were as follows:


                                             SHORT/
                          U.S. GOVERNMENT INTERMEDIATE     FIXED
                            OBLIGATIONS   FIXED INCOME     INCOME      EQUITY
                               FUND           FUND         FUND        FUND
                           ------------      ------       ------      ------

Appreciation                     -           $222,149   $1,557,370  $30,030,312
(Depreciation)                   -          (295,081)    (680,303)  (2,758,211)
                            ------------    ---------   ----------  -----------
Net appreciation
  (depreciation)
  on investments                 -          $(72,932)   $  877,067  $27,272,101
                            ============    =========   ==========  ===========

INVESTMENT ADVISER AND CUSTODIAN
First National Bank of Omaha
Attention:  Trust Division
One First National Center
Omaha, Nebraska  68102

ADMINISTRATOR AND DISTRIBUTOR
Sunstone Financial Group, Inc.
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
13th & M Streets
Lincoln, Nebraska  68508

AUDITORS
KPMG Peat Marwick LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska  68102


This report has been prepared for the general information of First Omaha Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current First Omaha Funds prospectus, which contains more information about First Omaha Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.


FOR MORE INFORMATION
call 1-800-OMAHA-03
or write to:
First Omaha Funds
P.O. Box 419022
Kansas City, Missouri  64141-6022